UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2014

BJ'S RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue, Suite 300 Huntington Beach, CA	92647
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 500-2400

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 26, 2014, BJ's Restaurants, Inc. (the "Company") announced that its board of directors approved a $100 million increase to the Company's share repurchase program first announced on April 22, 2014. A copy of the press release regarding the Company's share repurchase authorization is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 26, 2014

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ'S RESTAURANTS, INC. (Registrant)
August 26, 2014	By:	/s/ GREGORY A. TROJAN Gregory A. Trojan Chief Executive Officer and President
	By:	/s/ GREGORY S. LEVIN Gregory S. Levin Executive Vice President, Chief Financial Officer